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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

FORM 8-K

[ x ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     December 15, 2004
                                                              -----------------

         Commission file number   333-113861
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                             SIMMONS BEDDING COMPANY
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             (Exact name of registrant as specified in its charter)

           Delaware                                       13-3875743
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia             30328-6188
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code           (770) 512-7700
                                                          --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS.

         On December 15, 2004 the Company issued a press release announcing that that its ultimate parent company, Simmons Company, had completed a private placement of $165.1 million aggregate gross proceeds from issuance of 10% senior discount notes due 2014. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 Press release dated as of December 15, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                             SIMMONS BEDDING COMPANY

By:                      /s/ William S. Creekmuir
         -----------------------------------------------------
                              William S. Creekmuir
         Executive Vice President and Chief Financial Officer

Date:    December 16, 2004


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                                  EXHIBIT INDEX

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
Exhibit
Number         Exhibit Name
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

99.1           Press release dated as of December 15, 2004.
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